ENVIRONMENTAL LIABILITIES AGREEMENT

                               Loan No. 1700020082
                           Property: Green Valley Mall
                                                         Green Valley, Arizona


                                                  THIS ENVIRONMENTAL LIABILITIES
AGREEMENT (this "Agreement") is made as of September 23, 1997, by CONCORD MILESTONE PLUS, L.P., a Delaware limited partnership (the "Borrower"), and CM PLUS CORPORATION, a Delaware corporation ("CM Plus") (collectively, the "Indemnitor"), to and for the benefit of WESTCO REAL ESTATE FINANCE CORP., a California corporation (the "Lender").

                                    ARTICLE I

                                   DEFINITIONS

                            Section 1.1       Definitions.  As used herein, the
following terms shall have the following meanings:

                                Asbestos:  Asbestos or any substance containing
                                  asbestos.

          Environmental Law: Any federal, state or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction or decree which pertains to health, safety or the environment (including but not limited to, ground or air or water or noise pollution or contamination, and underground or aboveground tanks) and shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), and any state or federal lien or superlien or environmental clean-up statutes, and regulations, rules, guidelines, or standards promulgated pursuant thereto all as amended from time to time.

 Hazardous Substance: Any substance, whether solid, liquid or gaseous: i) which is listed, defined or regulated as a "hazardous substance," "hazardous waste" or "solid waste," or otherwise classified as

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          hazardous or toxic,  in or pursuant to any  Environmental  Law; or ii)
     which is or contains Asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, lead paint, or motor fuel or other petroleum hydrocarbons; or iii) which causes or poses a threat to cause a contamination or nuisance on the Mortgaged Property or any adjacent property or a hazard to the environment or to the health or safety of persons on or about the Mortgaged Property.

          Mortgage: That certain Mortgage, Deed of Trust and Security Agreement, dated of even date herewith, executed by Borrower for the benefit of Lender, covering the Mortgaged Property more particularly described therein, including the real property or interest therein described in Exhibit A attached hereto and incorporated herein by this reference.

          Remediation: Any investigation, site monitoring, containment, cleanup, removal, restoration, or other activities of any kind which are reasonably necessary or desirable under an applicable Environmental Law.

          Storage Tanks: Any underground or aboveground storage tanks, whether filled, empty, or partially filled with any substance.

                        Section 1.2 Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein.

                                   ARTICLE II

                         WARRANTIES AND REPRESENTATIONS

                            Indemnitor hereby represents and warrants to Lender
that, to the best of Indemnitor's knowledge after due inquiry and investigation as follows, subject to the information respecting the environmental condition of the Mortgaged Property contained in a Report of Phase I Environmental Site Assessment prepared by Geoscience, Inc., dated July 17, 1997:

                          Section 2.1       Mortgaged Property Compliance.  The
Mortgaged Property and the operations conducted thereon do not violate any applicable law, statute, ordinance, rule, regulation, order, or determination of any governmental authority or any restrictive


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covenant  or  deed  restriction  (recorded  or  otherwise),   including  without
limitation all applicable zoning ordinances and building codes, flood disaster laws and Environmental Laws.

                         Section 2.2       No Violations.  Without limitation to
Section 2.1 above, except as previously disclosed in writing to Lender, the Mortgaged Property and operations conducted thereon by the current owner or operator of such Mortgaged Property, are not the subject of any existing, pending, or threatened action, suit, investigation, inquiry, or proceeding by any governmental or nongovernmental entity or person or to any Remediation under any Environmental Law.

                       Section 2.3 Authorizations. All notices, permits, licenses, registrations, or similar authorizations, if any, required to be obtained or filed in connection with the ownership, operation, or use of the Mortgaged Property, including, without limitation, the existence of any Storage Tanks at the Mortgaged Property or the past or present generation, treatment, storage, disposal, or release of a Hazardous Substance into the environment, have been duly obtained or filed and have been duly renewed or maintained.

                           Section 2.4       Hazardous Substance.  The Mortgaged
Property does not contain any Hazardous Substance in violation of applicable Environmental Laws. Except as disclosed in writing to Lender the Mortgaged Property does not contain any Storage Tanks or Asbestos.

                         Section 2.5       Borrower Investigation.  Borrower has
taken all steps necessary to determine, and has determined, that no Hazardous Substances are or have been generated, treated, stored, used, disposed of or released on, under, from, or about the Mortgaged Property except in compliance with applicable Environmental Laws.

                           Section 2.6       Borrower Compliance.  Borrower has
not undertaken, permitted, authorized, or suffered and will not undertake, permit, authorize, or suffer the presence, use, manufacture, handling, generation, transportation, storage, treatment, discharge, release, burial, or disposal on, under, from or about the Mortgaged Property of any Hazardous
Substance or the transportation to or from the Mortgaged Property of any Hazardous Substance except in compliance with applicable Environmental Laws.

                            Section 2.7       No Pending Litigation.  Except as
otherwise previously disclosed to Lender in writing, there is no pending or threatened litigation, proceedings, or investigations before or by any administrative agency in which any person or entity alleges or is investigating any alleged presence, release, threat of release, placement on, under, from or about the Mortgaged Property, or the manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under, from or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance.

                              Section 2.8       No Notices.  Except as otherwise
previously disclosed to Lender in writing, Borrower has not received any notice, and has no actual or constructive knowledge, that any governmental authority or any employee or agent thereof has


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determined,  or threatens to determine,  or is investigating any allegation that there is a presence, release, threat of release, placement on, under, from or about the Mortgaged Property, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under, from or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance.

                                Section 2.9       No Communications.  Except as
otherwise previously disclosed to Lender in writing, there have been no communications or agreements with any governmental authority thereof or any private entity, including, but not limited to, any prior owners or operators of the Mortgaged Property, relating in any way to the presence, release, threat of release, placement on, under or about the Mortgaged Property, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance, except for communications made in the ordinary course of business in connection with permits, reports, and routine inspections issued, prepared or conducted by government agencies or authorities having jurisdiction over the Mortgaged Property.

                     Section 2.10 Other Properties. Neither Borrower, nor, to the best knowledge of Borrower, any other person, including, but not limited to, any predecessor owner, tenant, licensee, occupant, user, or operator of all or any portion of the Mortgaged Property, has ever caused, permitted, authorized or suffered, and Borrower will not cause, permit, authorize, or suffer, any Hazardous Substance to be placed, held, located, or disposed of, on, under or about any other real property, all or any portion of which is legally or beneficially owned (or any interest or estate therein which is owned) by Borrower in any jurisdiction now or hereafter having in effect a so-called "superlien" law or ordinance or any part thereof, the effect of which law or ordinance would be to create a lien on the Mortgaged Property to secure any obligation in connection with the "superlien" law of such other jurisdiction.

                       Section 2.11 Permits. Borrower has been issued all required federal, state, and local licenses, certificates, or permits relating to, and Borrower and the Mortgaged Property are in compliance in all respects with all applicable Environmental Laws, including but not limited to, federal, state, and local laws, rules, and regulations relating to, air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, or other environmental, health, or safety matters.

                                   ARTICLE III

                              AFFIRMATIVE COVENANTS

                                Indemnitor hereby unconditionally covenants and
agrees with Lender, until the entire Debt (as defined in the Note) shall have been paid in full and all of the obligations of Borrower under the Loan Documents shall have been fully performed and dis charged, as follows:

                         Section 3.1       Operations.  Borrower shall not use,

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generate, manufacture,  produce, store, release, discharge, treat, or dispose of on, under, from or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Substance or allow any other person or entity to do so except in compliance with Environmental Laws. Borrower shall not install or permit to be installed any Asbestos or Storage Tanks at the Mortgaged Property and shall remedy all violations of Environmental Laws with respect thereto including, but not limited to, removal of Asbestos and/or Storage Tanks in the manner and as required by applicable Environmental Laws.

                          Section 3.2       Compliance.  Borrower shall keep and
maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Environmental Law and upon discovery of any noncompliance shall promptly take corrective action to remedy such noncompliance.

                                      Section 3.3       [Intentionally Deleted]

                          Section 3.4       Notices.  Borrower shall give prompt
written notices to Lender of: (i) any proceeding or inquiry by any governmental or nongovernmental entity or person with respect to the presence of any Hazardous Substance on, under, from or about the Mortgaged Property, the migration thereof from or to other property, the disposal, storage, or treatment of any Hazardous Substance generated or used on, under or about the Mortgaged Property, (ii) all claims made or threatened by any third party against Borrower or the Mortgaged Property or any other owner or operator of the Mortgaged Property relating to any release reportable under any applicable Environmental Law, loss or injury resulting from any Storage Tank or Hazardous Substance, and
(iii) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any investigation or cleanup of the Mortgaged Property pursuant to any Environmental Law or that could result in Borrower becoming liable for any cost related to any investigation or cleanup of such Mortgaged Property.

                           Section 3.5       Legal Proceedings.  Borrower shall
permit Lender to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law, Hazardous Substance or Storage Tank and Borrower shall pay all attorneys' fees incurred by Lender in connection therewith.

                          Section 3.6       Remediation.  In the event that the
Mortgaged Property (or any portion thereof) becomes the subject of any Remediation, Borrower shall commence such Remediation no later than the earlier of (i) thirty (30) days after written demand by Lender for performance thereof, or (ii) such shorter period of time as may be required under applicable law, and thereafter shall diligently prosecute the same to completion in accordance with applicable law. All Remediation shall be performed by contractors approved in advance by Lender, and under the supervision of a consulting engineer approved by Lender. All costs and expenses of such Remediation shall be paid by Borrower including, without limitation, Lender's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remediation. In the event Borrower shall fail to timely commence, or cause to be commenced, or


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fail to diligently  prosecute to completion,  such Remediation,  Lender may, but shall not be required to, cause such Remediation to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Debt.

                                   ARTICLE IV

                                 INDEMNIFICATION

                                           INDEMNITOR SHALL PROTECT, INDEMNIFY,
AND HOLD HARMLESS LENDER AND TRUSTEE, THEIR PARENTS, SUBSIDIARIES, TRUSTEES, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DEMANDS, DAMAGES, PENALTIES, CAUSES OF ACTION, LOSSES, FINES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES AND REASONABLE ATTORNEYS' FEES AND EXPENSES), DIRECTLY OR INDIRECTLY ARISING FROM OR RELATED TO ANY RELEASE OF OR EXPOSURE TO ANY HAZARDOUS SUBSTANCE (INCLUDING PERSONAL INJURY OR DAMAGE TO PROPERTY), NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAW, REMEDIATION, OR ARISING UNDER ANY ENVIRONMENTAL LAW. THE INDEMNIFICATION OBLIGATIONS OF INDEMNITOR HEREUNDER SHALL BE DEEMED TO CONSTITUTE A PART OF THE DEBT SECURED BY THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

                                    ARTICLE V

                                  MISCELLANEOUS

                       Section 5.1 Survival of Obligations. Each and all of the representations, covenants and agreements and indemnities contained herein shall survive any termination, satisfaction or assignment of the Loan Documents or the entry of a judgment of foreclosure, sale of the Mortgaged Property by nonjudicial foreclosure sale, delivery of a deed in lieu of foreclosure or the exercise by Lender of any of its other rights and remedies under the Loan Documents.

                                Section 5.2       Notices.  All notices or other
communications required or permitted to be given hereunder shall be given to the parties and become effective as provided in the Mortgage.

                         Section 5.3       Binding Effect.  This Agreement shall
be binding on the parties hereto, their successors, assigns, heirs and legal representatives and all other persons claiming by, through or under them.

                         Section 5.4       Counterparts.  This Agreement may be
executed in any number of counterparts each of which shall be deemed to be an original but all of


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which when taken together shall constitute one agreement.

                                        Section 5.5       GOVERNING LAW.  THIS
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                            Section 5.6       Reliance.  Borrower recognizes and
acknowledges that in entering into the loan transaction evidenced by the Loan Documents and accepting the Mortgage, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in this Agreement without any obligation to investigate the Mortgaged Property and notwithstanding any investigation of the Mortgaged Property by Lender; that such reliance exists on the part of Lender prior hereto; that such warranties and representations are a material inducement to Lender in making the loan evidenced by the Loan Documents and accepting the Mortgage; and that Lender would not be willing to make the loan evidenced by the Loan Documents and accept the Mortgage in the absence of such warranties and representations.

                           Section 5.7       Headings.  The article, section and
subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such articles, sections or subsections.

                          Section 5.8       No Oral Change.  This Agreement may
not be waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                     Section 5.9 Joint and Several Liability. Each party comprising Indemnitor shall be jointly and severally liable for the obligations of Indemnitor
hereunder.

                            Section 5.10      Special State Provisions.  CM Plus
waives and agrees not to assert: (i) any benefit of, and any right to participate in, any security now or hereafter held by Lender; (ii) the benefits of any statutory or other provision limiting the liability of a surety, including without limitation, the provisions of A.R.S. ss.ss. 12-1641, et seq. and Rule 17(f) of the Arizona Rules of Civil Procedure; and (iii) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the obligations hereunder, after any foreclosure or trustee's sale of any security for the obligations hereunder, including without limitation the benefits to CM Plus of A.R.S. ss. 33-814 and ss. 12-1566. The obligations hereunder shall be deemed to be paid only to the extent that Lender actually receives immediately available funds, to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any security for the obligations hereunder, or to the extent agreed in writing by Lender.




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                            (Signature page follows)

                                                     EXECUTED  as  of  the  date
first above written.

                                                                   INDEMNITOR:
                                                  CONCORD MILESTONE PLUS, L.P.,
                                                  a Delaware limited partnership

                                                  By:      CM PLUS CORPORATION,
                                                         a Delaware corporation,
                                                            Its General Partner


                                                              By:
                                                                       Name:
                                                                       Title:


                                                     CM PLUS CORPORATION,
                                                     a Delaware corporation,


                                                     By:
                                                              Name:
                                                              Title:

                                                      EXHIBIT A

                                                  (Legal Description)


PARCEL 1:

All of those portions of Block 4 of TUCSON GREEN VALLEY UNIT NO. 1, Blocks 1 thru 12, according to the plat of record in the office of the County Recorder of Pima County, Arizona, recorded in Book 16, of Maps, Page 76, more particularly described as follows:

BEGINNING at the Southwest corner of said Block 4;

THENCE South 08 degrees 09 minutes 55 seconds West on a Southerly extension of the West line of said Block 4, a distance of 10.0 feet to a point, said point being the TRUE POINT OF BEGINNING;

THENCE North 08 degrees 09 minutes 55 seconds East, along said previous line and the West line of Block 4, a distance of 927.81 feet to a point of curvature;

THENCE Northeasterly around said curve to the right whose radius is 25.0 feet, a distance of 35.71 feet to a point of tangency on the South right of way line of Esperanza Boulevard, said point also being on the Northerly line of Block 4;

THENCE East, along the North line of said Block 4, a distance of 613.60 feet to a point;

THENCE South, a distance of 220.0 feet to a point;

THENCE East, a distance of 148.43 feet to a point;

THENCE North 08 degrees 09 minutes 55 seconds East, a distance of 45.98 feet to a point;

THENCE South 81 degrees 50 minutes 05 seconds East, a distance of 152.70 feet to a point;

THENCE North 08 degrees 09 minutes 55 seconds East, a distance of 198.18 feet to a point on the South right of way line of Esperanza Boulevard.

THENCE East, along the South right of way line of Esperanza Boulevard, a distance of 40.46 feet to a point;

THENCE South 08 degrees 09 minutes 55 seconds West, a distance of 161.57 feet to a point;

THENCE South, 81 degrees 50 minutes 55 seconds East, a distance of 192.24 feet to a point on the Westerly right of way line of Tucson-Nogales Highway;

THENCE South 00 degrees 25 minutes 06 seconds East, along said Westerly right of way line, a distance of 536.0 feet to a point;

THENCE South 08 degrees 09 minutes 55 seconds West, along said Westerly right of way line, a distance of 361.36 feet to a point;

THENCE North 81 degrees 50 minutes 05 seconds West, a distance of 30.0 feet to a point;

THENCE South 08 degrees 09 minutes 55 seconds West, a distance of 40.0 feet to a point;

THENCE North 81 degrees 50 minutes 05 seconds West, a distance of 1,242.0 feet to a point, said point being the TRUE POINT OF BEGINNING;

EXCEPT the following described Parcels "A" and "B":

PARCEL "A"

All of that portion of Lot 5, in Block 4, of TUCSON GREEN VALLEY UNIT NO. 1, a subdivision of record, according to the plat of record in the office of the County Recorder of Pima County, Arizona, recorded in Book 16, of Maps, Page 76, more particularly described as follows:

BEGINNING at the Southerly point of curvature of Curve No. 2 in said Lot 5;

THENCE South 08 degrees 09 minutes 55 seconds West, along the East right of way line of La Canada Drive, a distance of 134.92 feet to a point, said point being the TRUE POINT OF BEGINNING;

THENCE East, a distance of 162.78 feet to a point;

THENCE South, a distance of 105.07 feet to a point;

THENCE North 81 degrees 50 minutes 05 seconds West, a distance of 176.05 feet to a point on the East right of way of La Canada Drive;

THENCE North 08 degrees 09 minutes 55 seconds East, along said right of way line, a distance of 80.89 feet to a point, said point being the TRUE POINT OF BEGINNING.

PARCEL "B"

All of that portion of Lot 5, in Block 4, of TUCSON GREEN VALLEY UNIT NO. 1, a subdivision of record, according to the plat of record in the office of the County Recorder of Pima County, Arizona, recorded in Book 16, of Maps, Page 76, being more particularly described as follows:

BEGINNING at the Southwest corner of said Lot 5;

THENCE North 08 degrees 09 minutes 55 seconds East, along the West line of said Lot 5, a distance of 40.0 feet to the TRUE POINT OF BEGINNING;

THENCE South 81 degrees 50 minutes 05 seconds East, along a line being 40.0 feet North of and parallel with the South line of said Lot 5, a distance of 320.0 feet to a point;

THENCE North 08 degrees 09 minutes 55 seconds East, along a line being 320.0 feet Easterly of and parallel with the said West line of Lot 5, a distance of
600.0 feet to a point;

THENCE North 81 degrees 50 minutes 05 seconds West, along a line being 640.0 feet North of and parallel with said South line of Lot 5, a distance of 320.0 feet to a point in the said West line of Lot 5;

THENCE south 08 degrees 09 minutes 55 seconds West, along said West line, a distance of 600.0 feet to the TRUE POINT OF BEGINNING.




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Property Address:          Green Valley Mall
                           99-255 Esperanza
                           101 La Canada Road
                           Green Valley, Arizona  85614